Exhibit 99.1
FOR IMMEDIATE RELEASE
Symbotic Reports First Quarter Fiscal Year 2024 Results

Wilmington, Massachusetts (February 5, 2024) -- Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, announced financial results for its first fiscal quarter of 2024 ending December 30, 2023. Symbotic posted revenue of $369 million, a net loss of $13 million and adjusted EBITDA1 of $14 million for the first quarter of fiscal 2024. In the same quarter of fiscal 2023, Symbotic had revenue of $206 million, a net loss of $68 million and an adjusted EBITDA loss1 of $16 million. Cash, cash equivalents, restricted cash and marketable securities on hand increased by $129 million from the prior quarter to $677 million at the end of the first quarter.
“Fiscal year 2024 is off to a solid start with strong financial and operational results. I am pleased with the trajectory and goals we have planned for the rest of the year,” said Rick Cohen, Chairman and Chief Executive Officer of Symbotic. “We will continue to innovate and build deployment capacity to support growth and increased profitability for our stakeholders.”
“First quarter 2024 revenue grew nearly 80% compared to the same period a year ago and we posted our second quarter of positive adjusted EBITDA1,” said Symbotic Chief Financial Officer Carol Hibbard. “We initiated five system deployments and completed three systems during the first quarter as we delivered for our customers with a focus on excellence and speed of deployment.”
OUTLOOK
For the second quarter of fiscal 2024, Symbotic expects revenue of $400 million to $420 million, and adjusted EBITDA2 of $12 million to $15 million.
WEBCAST INFORMATION
Symbotic will host a webcast today at 5:00 pm ET to discuss its first quarter fiscal 2024 results. The webcast link is: https://edge.media-server.com/mmc/go/Symbotic-Q1-2024.
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1 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP financial measure as defined below under “Use of Non-GAAP Financial Information.” See the tables below for reconciliations to net loss, the most comparable GAAP measure.
2 Symbotic is not providing guidance for net loss, which is the most comparable GAAP financial measure to adjusted EBITDA, because information reconciling forward-looking adjusted EBITDA to net loss is unavailable to it without unreasonable effort. Symbotic is not able to provide reconciliations of adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Symbotic’s control and/or cannot be reasonably predicted, such as the provision for stock-based compensation.

ABOUT SYMBOTIC
Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-generation technology, high-density storage and machine learning to solve today's complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce, Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.
USE OF NON-GAAP FINANCIAL INFORMATION
Symbotic reports its financial results in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). This press release contains financial measures that are not recognized under U.S. GAAP (“non-GAAP financial measures”), including adjusted EBITDA, adjusted gross profit and adjusted gross profit margin. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this press release are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate its business.
Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net loss excluding the following items: interest income; income taxes; depreciation and amortization; stock-based compensation; CEO transition charges; joint venture formation fees; and other non-recurring items that may arise from time to time. Symbotic defines adjusted gross profit, a non-GAAP financial measure, as GAAP gross profit excluding the following items: depreciation and stock-based compensation. Symbotic defines adjusted gross profit margin, a non-GAAP financial measure, as adjusted gross profit divided by revenue. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA, adjusted gross profit and adjusted gross profit margin, non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.
Forward-looking statements include, but are not limited to, statements about the ability of or expectations regarding Symbotic to:
•meet the technical requirements of existing or future supply agreements with its customers, including with respect to existing backlog;

•expand its target customer base and maintain its existing customer base;
•realize the benefits expected from the GreenBox joint venture;
•anticipate industry trends;
•maintain and enhance its platform;
•maintain the listing of the Symbotic Class A Common Stock on Nasdaq;
•execute its growth strategy;
•develop, design and sell systems that are differentiated from those of competitors;
•execute its research and development strategy;
•acquire, maintain, protect and enforce intellectual property;
•attract, train and retain effective officers, key employees or directors;
•comply with laws and regulations applicable to its business;
•stay abreast of modified or new laws and regulations applying to its business;
•successfully defend litigation;
•issue equity securities in connection with future transactions;
•meet future liquidity requirements and, if applicable, comply with restrictive covenants related to long-term indebtedness;
•timely and effectively remediate any material weaknesses in our internal control over financial reporting;
•anticipate rapid technological changes; and
•effectively respond to general economic and business conditions.
Forward-looking statements also include, but are not limited to, statements with respect to:
•the future performance of our business and operations;
•expectations regarding revenues, expenses, adjusted EBITDA and anticipated cash needs;
•expectations regarding cash flow, liquidity and sources of funding;
•expectations regarding capital expenditures;
•the anticipated benefits of Symbotic’s leadership structure;
•the effects of pending and future legislation;
•business disruption;
•disruption to the business due to the Symbotic’s dependency on certain customers;
•increasing competition in the warehouse automation industry;
•any delays in the design, production or launch of our systems and products;
•the failure to meet customers’ requirements under existing or future contracts or customer’s expectations as to price or pricing structure;
•any defects in new products or enhancements to existing products;
•the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of our new products and services and any changes in our product mix that shift too far into lower gross margin products; and
•any consequences associated with joint ventures and legislative and regulatory actions and reforms.

Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 11, 2023. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in Symbotic’s Annual Report on Form 10-K filed with the SEC on December 11, 2023, and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from adding to our base of outsourcing partners; risks related to the GreenBox joint venture and the effects of pending and future legislation.
Any financial projections in this press release or discussed in the webcast are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or considers the projections to be a reliable prediction of future events.
Annualized, projected and estimated numbers are not forecasts and may not reflect actual results.
This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.
INVESTOR RELATIONS CONTACT
Jeff Evanson
Symbotic - Vice President, Investor Relations & Corporate Development
ir@symbotic.com

MEDIA INQUIRIES
Kimberly Zminkowski
Symbotic - Director, Marketing
mediainquiry@symbotic.com

Symbotic Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations

	Three Months Ended
(in thousands, except share and per share information)	December 30, 2023	September 30, 2023	December 24, 2022
Revenue:
Systems	$356,212	$380,205	$197,901
Software maintenance and support	2,169	2,135	1,237
Operation services	10,069	9,548	7,174
Total revenue	368,450	391,888	206,312
Cost of revenue:
Systems	286,403	321,425	160,931
Software maintenance and support	1,726	1,842	1,671
Operation services	10,214	9,832	8,516
Total cost of revenue	298,343	333,099	171,118
Gross profit	70,107	58,789	35,194
Operating expenses:
Research and development expenses	42,144	45,791	50,740
Selling, general, and administrative expenses	47,012	66,933	54,023
Total operating expenses	89,156	112,724	104,763
Operating loss	(19,049)	(53,935)	(69,569)
Other income, net	6,199	3,661	1,834
Loss before income tax	(12,850)	(50,274)	(67,735)
Income tax benefit (expense)	(117)	4,859	(251)
Net loss	(12,967)	(45,415)	(67,986)
Net loss attributable to noncontrolling interests	(11,039)	(39,207)	(60,793)
Net loss attributable to common stockholders	$(1,928)	$(6,208)	$(7,193)

Loss per share of Class A Common Stock:
Basic and Diluted	$(0.02)	$(0.08)	$(0.12)
Weighted-average shares of Class A Common Stock outstanding:
Basic and Diluted	83,320,943	76,021,439	58,235,506

Symbotic Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
The following table reconciles GAAP net loss to adjusted EBITDA:

	Three Months Ended
(in thousands)	December 30, 2023	September 30, 2023	December 24, 2022
Net loss	$(12,967)	$(45,415)	$(67,986)
Interest income	(6,149)	(4,192)	(1,833)
Income tax (benefit) expense	117	(4,858)	251
Depreciation and amortization	2,565	4,479	1,695
Stock-based compensation	29,462	33,876	49,540
Joint venture formation fees	1,089	14,900	—
CEO transition charges	—	—	2,026
Restructuring charges	—	14,526	—
Adjusted EBITDA	$14,117	$13,316	$(16,307)
The following table reconciles GAAP gross profit to adjusted gross profit:

	Three Months Ended
(in thousands)	December 30, 2023	September 30, 2023	December 24, 2022
Gross profit	$70,107	$58,789	$35,194
Depreciation	93	86	186
Stock-based compensation	3,431	1,317	312
Restructuring charges	—	14,526	—
Adjusted gross profit	$73,631	$74,718	$35,692

Gross profit margin	19.0%	15.0%	17.1%
Adjusted gross profit margin	20.0%	19.1%	17.3%

Symbotic Inc. and Subsidiaries
Supplemental Common Share Information
Total Common Shares issued and outstanding:

	December 30, 2023	September 30, 2023
Class A Common Shares issued and outstanding	85,106,588	82,112,881
Class V-1 Common Shares issued and outstanding	81,489,643	66,931,097
Class V-3 Common Shares issued and outstanding	406,512,941	407,528,941
	573,109,172	556,572,919

Symbotic Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets

(in thousands, except share data)	December 30, 2023	September 30, 2023
ASSETS
Current assets:
Cash and cash equivalents	$485,952	$258,770
Marketable securities	189,011	286,736
Accounts receivable	153,058	69,206
Unbilled accounts receivable	147,956	121,149
Inventories	137,666	136,121
Deferred expenses	41,736	34,577
Prepaid expenses and other current assets	104,324	85,236
Total current assets	1,259,703	991,795
Property and equipment, net	34,990	34,507
Intangible assets, net	—	217
Other long-term assets	29,611	24,191
Total assets	$1,324,304	$1,050,710
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$106,088	$109,918
Accrued expenses and other current liabilities	114,771	99,992
Sales tax payable	37,571	28,322
Deferred revenue	840,028	787,227
Total current liabilities	1,098,458	1,025,459
Deferred revenue	17,169	—
Other long-term liabilities	36,803	27,967
Total liabilities	1,152,430	1,053,426
Commitments and contingencies	—	—
Equity:
Class A Common Stock, 3,000,000,000 shares authorized, 85,106,588 and 82,112,881 shares issued and outstanding at December 30, 2023 and September 30, 2023, respectively	10	8
Class V-1 Common Stock, 1,000,000,000 shares authorized, 81,489,643 and 66,931,097 shares issued and outstanding at December 30, 2023 and September 30, 2023, respectively	8	7
Class V-3 Common Stock, 450,000,000 shares authorized, 406,512,941 and 407,528,941 shares issued and outstanding at December 30, 2023 and September 30, 2023, respectively	41	41
Additional paid-in capital - warrants	—	58,126
Additional paid-in capital	1,474,681	1,254,022
Accumulated deficit	(1,312,364)	(1,310,435)
Accumulated other comprehensive loss	(1,770)	(1,687)
Total stockholders' equity	160,606	82
Noncontrolling interest	11,268	(2,798)
Total equity	171,874	(2,716)
Total liabilities and equity	$1,324,304	$1,050,710

Symbotic Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows

	Three Months Ended
(in thousands)	December 30, 2023	September 30, 2023	December 24, 2022
Cash flows from operating activities:
Net loss	$(12,967)	$(45,415)	$(67,986)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,197	4,705	2,077
Foreign currency (gains) / losses	22	(69)	10
Loss on disposal of assets	—	2,791	—
Deferred taxes, net	—	(4,620)	—
Stock-based compensation	29,462	32,465	49,540
Changes in operating assets and liabilities:
Accounts receivable	(83,789)	4,483	(48,959)
Inventories	(1,497)	30,517	(19,096)
Prepaid expenses and other current assets	(41,160)	(78,485)	1,249
Deferred expenses	(7,152)	7,700	(5,963)
Other long-term assets	(5,906)	(12,691)	(6,107)
Accounts payable	(3,830)	35,559	(7,514)
Accrued expenses and other current liabilities	14,687	44,699	34,133
Deferred revenue	69,966	12,158	164,090
Other long-term liabilities	8,817	10,731	5,578
Net cash provided by (used in) operating activities	(30,150)	44,528	101,052
Cash flows from investing activities:
Purchases of property and equipment and capitalization of software development costs	(2,993)	(963)	(6,990)
Proceeds from sale of assets	—	71	—
Proceeds from maturity of marketable securities	150,000	80,000	—
Purchases of marketable securities	(48,317)	(107,112)	(96,813)
Net cash provided by (used in) investing activities	98,690	(28,004)	(103,803)
Cash flows from financing activities:
Payment for taxes related to net share settlement of stock-based compensation awards	(56)	(14,961)	—
Net proceeds from issuance of common stock under employee stock purchase plan	—	1,586	—
Proceeds from exercise of warrants	158,702	—	—
Net cash provided by (used in) financing activities	158,646	(13,375)	—
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(2)	139	18
Net increase (decrease) in cash, cash equivalents, and restricted cash	227,184	3,288	(2,733)
Cash, cash equivalents, and restricted cash - beginning of period	260,918	257,630	353,457
Cash, cash equivalents, and restricted cash - end of period	$488,102	$260,918	$350,724

	Three Months Ended
(in thousands)	December 30, 2023	September 30, 2023	December 24, 2022
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$485,952	$258,770	$350,724
Restricted cash	2,150	2,148	—
Cash, cash equivalents, and restricted cash	$488,102	$260,918	$350,724